-------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICE OF THE UNITED STATES TRUSTEE
                                                                                                                        PAGE 1
                                                    CENTRAL DISTRICT OF CALIFORNIA
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------
IN RE:                               )                        DEBTOR IN POSSESSION INTERIM STATEMENT
                                     )
    BUSINESS INSURANCE GROUP         )                                                 STATEMENT NO.  14
                                     )                                          FOR THE PERIOD FROM:   1-Mar-01
                               DEBTOR)                                                           TO:  31-Mar-01
-------------------------------------
CHAPTER 11 CASE NO. SV00-14101-GM    )
-------------------------------------

                                                      -------------------------------------------------------------------------
                                                      DIP General       DIP Accounts     DIP WCMA/MLIF      Pre-Petition
                                                        Account        Payable Account      Account    Concentration Account(1)
                                                      -------------------------------------------------------------------------
                                                                       CLOSED 7/31/00                      CLOSED 8/11/00
                                                      -------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS

A.  Total Receipts Per All Prior Interim Statements    $660,073.06            $0.00     $6,240,130.29       $544,242.11

B.  Less: Total Disbursements Per All Prior            $650,762.42            $0.00     $5,261,197.94       $544,242.11
          Interim Statements
                                                      -------------------------------------------------------------------------
C.  Beginning Balance                                  $  9,310.64            $0.00     $  978,932.35       $      0.00
                                                      -------------------------------------------------------------------------
D.  Receipts During Current Period

    Per Attached Schedule                              $      0.00            $0.00     $    4,385.26       $      0.00

                                                      -------------------------------------------------------------------------
E.  Balance Available                                  $  9,310.64            $0.00     $  983,317.63       $      0.00

                                                      -------------------------------------------------------------------------
F.  Less: Disbursements During Period

    Per Attached Schedule                              $    144.85            $0.00     $   11,000.00       $      0.00

                                                      -------------------------------------------------------------------------
G.  Ending Balance                                     $  9,165.79            $0.00     $  972,317.63       $      0.00

                                                      -------------------------------------------------------------------------

                                                      -------------------------------------------------------------------
                                                      Pre-Petition Money        Pre-Petition            Pre-Petition
                                                        Market Account       Investment Account(1)  Investment Account(2)
                                                      -------------------------------------------------------------------
                                                       CLOSED 5/18/00          CLOSED 5/31/00        CLOSED 5/31/00
                                                      -------------------------------------------------------------------
CASH ACTIVITY ANALYSIS

A.  Total Receipts Per All Prior Interim Statements   $105,830.95                  $0.36                   $0.97

B.  Less: Total Disbursements Per All Prior           $105,830.95                  $0.36                   $0.97
          Interim Statements
                                                      -------------------------------------------------------------------
C.  Beginning Balance                                       $0.00                  $0.00                   $0.00

                                                      -------------------------------------------------------------------
D.  Receipts During Current Period

    Per Attached Schedule                                   $0.00                  $0.00                   $0.00

                                                      -------------------------------------------------------------------
E.  Balance Available                                       $0.00                  $0.00                   $0.00

                                                      -------------------------------------------------------------------
F.  Less: Disbursements During Period

      Per Attached Schedule                                 $0.00                  $0.00                   $0.00

                                                      -------------------------------------------------------------------
G.  Ending Balance                                          $0.00                  $0.00                   $0.00

                                                      -------------------------------------------------------------------

H.  ACCOUNT INFORMATION

    (1). DIP General Account

          (a) Name and Location of Bank         Bank of America, 345 Montgomery
                                                Street, LL1, San Francisco, CA
                                                94104
          (b) Account Number                    15819-20485

    (2). DIP Accounts Payable Account

          (a) Name and Location of Bank         Bank of America, 345 Montgomery
                                                Street, LL1, San Francisco, CA
                                                94104
          (b) Account Number                    15816-20491   CLOSED 7/31/00

    (3). DIP WCMA/MLIF Account

          (a) Name and Location of Bank         Merrill Lynch, 10 West Second
                                                Street, #400, Dayton, OH 45402
          (b) Account Number                    77M07W61

    (4). Pre-Petition Concentration Account

          (a) Name and Location of Bank         Bank of America, 2049 Century
                                                Park East, 2nd Floor, Los
                                                Angeles, CA 90067
          (b) Account Number                    14176-00505       CLOSED 5/11/00

    (5). Pre-Petition Money Market Account

          (a) Name and Location of Bank         Bank of America, 2049 Century
                                                Park East, 2nd Floor, Los
                                                Angeles, CA 90067
          (b) Account Number                    14179-03328       CLOSED 5/18/00

    (6). Pre-Petition Investment Account (1)

          (a) Name and Location of Bank         Bank of New York, 700 S. Flower
                                                Street, 2nd Floor, Los Angeles,
                                                CA 90017
          (b) Account Number                    046705            CLOSED 5/31/00

    (7). Pre-Petition Investment Account(2)

          (a) Name and Location of Bank         Bank of New York, 700 S. Flower
                                                Street, 2nd Floor, Los Angeles,
                                                CA 90017
          (b) Account Number                    046706            CLOSED 5/31/00

I. Other Monies On Hand: None

I, Alex Corbett, Chief Financial Officer, declare under penalty of perjury, that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.


Dated: 4/20/01                            Signed: /s/ Alex Corbett
       ----------                                 --------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICE OF THE UNITED STATES TRUSTEE
                                                                                                                        PAGE 1
                                                    CENTRAL DISTRICT OF CALIFORNIA
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------
IN RE:                               )                        DEBTOR IN POSSESSION INTERIM STATEMENT
                                     )
    BUSINESS INSURANCE GROUP         )                                                 STATEMENT NO.  12
                                     )                                          FOR THE PERIOD FROM:   1-Mar-01
                               DEBTOR)                                                           TO:  31-Mar-01
-------------------------------------
CHAPTER 11 CASE NO. SV00-14101-GM    )
-------------------------------------

                                        ------------------------------------------------------------------------------------------
                                            Pre-Petition           Pre-Petition Accounts  Pre-Petition        NOT           NOT
                                        Concentration Account(2)      Payable Account    Payroll Account  APPLICABLE    APPLICABLE
                                        ------------------------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS                    CLOSED 5/10/00           CLOSED 5/15/00         CLOSED 5/12/00
                                        ------------------------------------------------------------------------------------------
A. Total Receipts Per All Prior
   Interim Statements                            $0.00                     $0.00             $0.00            $0.00         $0.00

B. Less: Total Disbursements Per
         All Prior Interim Statements            $0.00                     $0.00             $0.00            $0.00         $0.00

                                        ------------------------------------------------------------------------------------------
C. Beginning Balance                             $0.00                     $0.00             $0.00            $0.00         $0.00

                                        ------------------------------------------------------------------------------------------
D. Receipts During Current Period

   Per Attached Schedule                         $0.00                     $0.00             $0.00            $0.00         $0.00

                                        ------------------------------------------------------------------------------------------
E. Balance Available                             $0.00                     $0.00             $0.00            $0.00         $0.00

                                        ------------------------------------------------------------------------------------------
F. Less: Disbursements During Period

   Per Attached Schedule                         $0.00                     $0.00             $0.00            $0.00         $0.00

                                        ------------------------------------------------------------------------------------------
G. Ending Balance                                $0.00                     $0.00             $0.00            $0.00         $0.00

                                        ------------------------------------------------------------------------------------------

                                        ----------
                                            NOT
                                        APPLICABLE
                                        ----------
CASH ACTIVITY ANALYSIS
                                        ----------
A. Total Receipts Per All Prior
   Interim Statements                       $0.00

B. Less: Total Disbursements Per
         All Prior Interim Statements       $0.00

                                        ----------
C. Beginning Balance                        $0.00

                                        ----------
D. Receipts During Current Period

    Per Attached Schedule                   $0.00

                                        ----------
E. Balance Available                        $0.00

                                        ----------
F. Less: Disbursements During Period

    Per Attached Schedule                   $0.00

                                        ----------
G. Ending Balance                           $0.00

                                        ----------

H. ACCOUNT INFORMATION

   (1).   Pre-Petition Concentration Account

          (a) Name and Location of Bank          Bank of America, 345 Montgomery
                                                 Street, LL1, San Francisco, CA
                                                 94104
          (b)   Account Number                   14999-02337     CLOSED 5/10/00

   (2).   Pre-Petition Accounts Payable Account

          (a) Name and Location of Bank          Bank of America, 345 Montgomery
                                                 Street, LL1, San Francisco, CA
                                                 94104
          (b)   Account Number                   77651-00780      CLOSED 5/15/00

   (3).   Pre-Petition Payroll Account

          (a)   Name and Location of Bank        Bank of America, 2049 Century
                                                 Park East, 2nd Floor, Los
                                                 Angeles, CA 90067
          (b)   Account Number                   12336-23733      CLOSED 5/12/00

   (4).   NOT APPLICABLE

          (a)   Name and Location of Bank

          (b)   Account Number

   (5).   NOT APPLICABLE

          (a)   Name and Location of Bank

          (b)   Account Number

   (6).   NOT APPLICABLE

          (a)   Name and Location of Bank

          (b)   Account Number

I. Other Monies On Hand: None

I,             , declare under penalty that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge:


Dated:                                          Signed:
      ------------------                               -------------------------